Royalty obligation	12 Months Ended
Dec. 31, 2019
Disclosure of contingent liabilities [abstract]
Royalty obligation
Royalty obligation
The royalty obligation is the result of a Resolution of the Board of Directors of the Company dated March 8, 2012 whereby certain executive officers at that time were provided with future potential retention benefits for remaining with the Company as follows:
(a) Pursuant to a resolution of the Board of Directors of the Company on March 8, 2012 and a termination agreement and general release dated February 14, 2014, the Company will be required to pay a royalty, equivalent to 2% of royalties received on the sale of voclosporin by licensees and/or 0.3% of net sales of voclosporin sold directly by the Company to the Chief Executive Officer at the time of the resolution. Should the Company sell substantially all of the assets of voclosporin to a third party or transfer those assets to another party in a merger in a manner such that this payment obligation is no longer operative, then the Company would be required to pay 0.3% of the value attributable to voclosporin in the transaction.
(b) In addition, pursuant to a resolution of the Board of Directors of the Company on March 8, 2012, and employment agreements, two current executive officers are eligible to receive 0.1675% of royalty licensing revenue for royalties received on the sale of voclosporin by licensees and/or 0.025% of net sales of voclosporin sold directly by the Company. Should the Company sell substantially all of the assets of voclosporin to a third party or transfer those assets to another party in a merger, the executives will be entitled to receive 0.025% of the value attributable to voclosporin in the transaction, and the entitlement to further royalty or sales payments shall end. Effective October 1, 2019 pursuant to the employment agreements all service conditions have been met. The royalty obligation will terminate upon death.
The Board of Director resolution, dated March 8, 2012, created an employee benefit obligation contingent on the occurrence of uncertain future events. The probability that the specified events will occur affects the measurement of the obligation.
As a result of the completion of the Phase 3 lupus nephritis trial, and the results obtained from the trial in the fourth quarter of 2019 the Company re-assessed the probability of royalty obligation payments being required in the future, and has recorded the royalty obligation of $7,200,000 at December 31, 2019. Until one of the triggering events described in sections 12(a) or 12(b) occur, no royalty payments are required to be paid. Any royalty on sales or licensing are not expected in the next twelve months and therefore the royalty obligation has been classified as long term.